EXHIBIT 10.2

FIRST AMENDMENT TO

SECURED CONVERTIBLE DRAWDOWN PROMISSORY NOTE

This First Amendment to Secured Convertible Drawdown Promissory Note (this “Amendment”), dated as of November 8, 2013, is by and between Wound Management Technologies, Inc., a Texas corporation (“WTI”), Wound Care Innovations, LLC, a Nevada limited liability company (“WCI”), Resorbable Orthopedic Products, LLC, a Texas limited liability company (“ROP”), BioPharma Management Technologies, Inc., a Texas corporation (“BMT”), and Brookhaven Medical, Inc., a Delaware corporation (“Lender”).  Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, WTI, WCI, ROP, BMI and Lender are the “makers” and Lender is the “payee” under that certain Secured Convertible Drawdown Promissory Note, dated October 15, 2013 (the “Note”); and

WHEREAS, WTI, WCI, ROP, BMI and Lender desire to amend the Note as provided below;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WTI, WCI, ROP, BMI and Lender hereby agree as follows:

A G R E E M E N T:

1. Amendment to Note.  The Note is hereby amended to change the date referenced in Section 6(a)(i) of the Note from “November 10, 2013” to “December 2, 2013”.

2. Attachment to Note.  WTI, WCI, ROP, BMI and Lender shall attach a copy of this Amendment to the Note.

3. Miscellaneous.

(a) This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

(b) Except as specifically provided herein, the Note shall remain in full force and effect.

(c) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, WTI, WCI, ROP, BMI and Lender have executed this Amendment as of the date first above written.

WOUND MANAGEMENT TECHNOLOGIES, INC.

By:	/s/ Robert H. Lutz, Jr.
Robert H. Lutz, Jr.,
Chief Executive Officer and President

WOUND CARE INNOVATIONS, LLC

By:	/s/ Robert H. Lutz, Jr.
Robert H. Lutz, Jr.,
Chief Executive Officer

RESORBABLE ORTHOPEDIC PRODUCTS, LLC

By:	/s/ Robert H. Lutz, Jr.
Robert H. Lutz, Jr.,
President

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

By:	/s/ Robert H. Lutz, Jr.
Robert H. Lutz, Jr.,
President